UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 6, 2012

F.N.B. Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	001-31940	25-1255406
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One F.N.B. Boulevard, Hermitage, Pennsylvania		16148
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	724-981-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On November 6, 2012, F.N.B. Corporation (the "Corporation") amended the F.N.B. Corporation 2007 Incentive Compensation Plan by limiting the total number of shares of stock that the Corporation may award to a director in any one calendar year. The foregoing statement is qualified in its entirety by reference to the Amendment of the F.N.B. Corporation 2007 Incentive Compensation Plan attached as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

10.1 Amendment to the F.N.B. Corporation 2007 Incentive Compensation Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. Corporation

November 6, 2012	By:	Vincent J. Calabrese, Jr.

Name: Vincent J. Calabrese, Jr.
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Amendment to the F.N.B. Corporation 2007 Incentive Compensation Plan